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                           LIGHTTOUCH VEIN & LASER, INC.
                               1999 STOCK OPTION PLAN

     1. PURPOSE OF PLAN. The purpose of this 1999 Stock Option Plan is to promote the interests of LightTouch Vein & Laser, Inc. (the "Company") and its shareholders, by encouraging Employees and Non-Employee Directors to acquire a proprietary interest in the Company. Such investments should increase the personal interest and the special effort of such persons in providing for the continued success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent Employees and Non-Employee Directors.

     2. DEFINITIONS. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

          (a)  BOARD. The Board of Directors of the Company.

          (b) CAUSE. (i) The unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company may consider as grounds for the discharge of an Optionee.

          (c) CHANGE OF CONTROL. (i)The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (d) CODE. The Internal Revenue Code of 1986, as it may be amended from time to time. Reference to any section of the Code shall include any provision successor thereto.

          (e)  COMMITTEE. The Committee provided for in Section 7.

          (f) COMMON STOCK. Shares of the Company's common stock, $.001 par value per share.

          (g)  COMPANY. LightTouch Vein & Laser, Inc., a Nevada corporation.


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          (h)  DISABILITY. Permanent and total disability within the meaning of section 22(e)(3) of the Code.

          (i) EMPLOYEES. Any full-time employee of the Company or any of its majority-owned subsidiaries.

          (j) FAIR MARKET VALUE. The fair market value of a share of Common Stock on a given date, as determined by the Committee.

          (k) INCENTIVE OPTION. An option defined in section 422 of the Code, which meets the requirements of Sections 5 and 6 of this Plan.

          (l) NON-EMPLOYEE DIRECTOR. A member of the Board who is not an Employee.

          (m)  NON-QUALIFIED OPTION. An option which is not an Incentive
Option.

          (n) OPTION. An Incentive Option or a Non-Qualified Option granted to an Optionee pursuant to the Plan.

          (o) OPTION AGREEMENT. A written agreement between the Company and an Option evidencing the grant of an Option and containing terms and conditions concerning the exercise of the Option.

          (p) OPTION PRICE. The price to be paid for shares to be purchased pursuant to the exercise of an Option.

          (q) OPTIONEE. An Employee or Non-Employee Director who has been granted an Option or the personal representative, heir or legatee of an Optionee who has the right to exercise the Option upon the death of the Optionee.

          (r) PLAN. This 1999 Stock Option Plan, as it may be amended from time to time.

          (s) TEN PERCENT HOLDER. The holder of more than 10% of the issued and outstanding stock of the Company. For the purpose hereof, an individual is considered to own all of the Common Stock owned by his brothers, sisters, spouse, ancestors and lineal descendants and his pro rata share of all Common Stock owned by corporations, partnerships, estates and trusts in which he has an interest.

     3. ELIGIBILITY AND PARTICIPATION. Employees and Non-Employee Directors are eligible to receive Options under the Plan. In determining the Employees to whom Options shall be granted, the number of shares to be covered by each Option and whether the Options shall be Incentive Options or Non-Qualified Options, the Committee shall take into account the duties of the respective Employees, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and such other factors as it deems relevant in connection with accomplishing the purposes of the Plan. The Committee may from time to time in its

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discretion grant Non-Qualified Options to Non-Employee Directors of the
Company. An individual who has been granted an Option may be granted an additional Option or Options as the Committee shall so determine.

     4. SHARES SUBJECT TO THE PLAN. Subject to the adjustments provided for in Section 8 of this Plan, 750,000 authorized but unissued shares of Common Stock shall be reserved for issuance pursuant to this Plan. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be deemed available for Options to be granted thereafter during the term of the Plan.

     5. TERMS AND CONDITIONS OF OPTIONS. All Options granted hereunder shall be subject to the following terms and conditions.

          (a) TO WHOM OPTIONS MAY BE GRANTED. Options shall be granted only to Employees and Non-Employee Directors. In the case of Incentive Options, Options shall not be granted to any Ten Percent Holder unless such Incentive Option is granted at 110% of the Fair Market Value of the Common Stock at the time of the grant of the Incentive Option.

          (b) NON-TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee otherwise than by bequest or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (c)  TERMINATION OF OPTIONS.

               (i) If an Employee Optionee's employment by the Company shall terminate for any reason other than death, Disability or termination for Cause, the Option shall terminate six months (three months in the case of an Incentive Option) after the Optionee's employment terminates (unless the Optionee dies during such period), or on the Option's expiration date, if earlier, and shall be exercisable during such period after termination of employment only with respect to the number of shares which the Optionee was entitled to purchase on the day preceding the termination of the Optionee's employment, except that the Committee may, in specific cases, and in its sole discretion, permit the exercise by an Optionee of all, or a part of, the unexercised Option within the period referred to above after the Optionee's employment terminates.

               (ii) If an Employee Optionee's employment shall terminate because of discharge for Cause, the Option shall terminate on the date of the Optionee's discharge.

               (iii) In the event of an Employee Optionee's death or Disability while in the employ of the Company, or the Optionee's death within six months (three months in the case of an Incentive Option) after the termination of the Optionee's employment (other than by reason of discharge for cause), the Option shall terminate upon the earliest to occur of (i) 12 months after the date of the Optionee's death or Disability or (ii) the Option's expiration date. The Option shall be exercisable during such period after the Optionee's death or Disability with respect to the number of shares as to which the Option shall have been exercisable on the day preceding the Optionee's death or Disability, as the case may be.

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               (iv)  If a Non-Employee Director Optionee ceases to serve as a director of the Company, for any reason, such Optionee may exercise the Option regarding the number of shares of Common Stock as to which the Option shall have been exercisable on the day immediately preceding the Optionee's termination as director, at any time within a period ending on the earlier of
(a) 90 days after the termination of Optionee's termination as director or
(b) the Option's expiration date.

          (d) LIMITATION ON INCENTIVE OPTIONS. If the aggregate value (determined at the time the Option is granted) with respect to which Options are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Company exceeds $100,000, then notwithstanding anything contained herein, such Option shall be treated as a Non-Qualified Option to the extent of the excess.

     6. OTHER TERMS AND CONDITIONS OF OPTION AGREEMENTS. The Committee shall have the power, subject to the limitations contained in the Plan, to prescribe any terms and conditions regarding the grant or exercise of any Option under the Plan and in particular shall prescribe the following terms and conditions which shall be contained in the Option Agreement for all
Options:

          (a) TYPE OF OPTION. Whether the Option is an Incentive Option or a Non-Qualified Option.

          (b) NUMBER OF SHARES OF COMMON STOCK. The number of shares of Common Stock to which it pertains.

          (c) EXERCISE PRICE. The exercise price of the Option, which shall not be less than 100% of the Fair Market Value of the Common Stock at the time of the grant of an Incentive Option, except as otherwise provided in
Section 5(a).

          (d) THE TERM OF OPTION. The term of the Option, which shall not exceed 10 years from the date on which the Option is granted, unless, in the case of an Incentive Option, the Optionee is a Ten Percent Holder, in which case the term shall not exceed five years.

          (e) HOW EXERCISED. The method or time when the Option may be exercised in whole or in part, including, but not limited to, whether it may be exercised by delivery of previously owned shares of Common Stock.

          (f) WITHHOLDING OF TAXES. For a Non-Qualified Option, the provisions for the withholding of Federal, state and local income or other taxes which are due in connection with the exercise of the Non-Qualified Option.

     7. ADMINISTRATION. The Plan shall be administered by a Committee appointed by the Board consisting of two or more directors of the Company or the entire Board of the Company. In the event that the Company becomes a public Company, the members of the Committee shall thereafter be "outside directors" within the meaning of Section 162(m) of the Code (or any successor provision thereto). In accordance with and subject to the provisions of the Plan, the Committee

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shall have full power and authority to interpret the provisions and supervise the administration of the Plan. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final. Each Option granted shall be evidenced by an Option Agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan.

     8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding the limitations set forth in Section 4, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan or to any one individual and in the number, kind and Option Price of Common Stock subject to Options granted under the Plan. Any such adjustment regarding an Incentive Option shall be made so as not to constitute a modification, extension or renewal of the Incentive Option within the meaning of section 424(h) of the Code.

     9. TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board or by the shareholders of the Company, and no action taken by the Committee (other than the granting of a specific Option), shall constitute the granting of an Option hereunder. The granting of an Option pursuant to the Plan shall take place only on the date such Option is approved by the Committee.

     10. AMENDMENT AND DISCONTINUANCE. The Board may, at any time, amend, modify or terminate the Plan; provided that such actions may not be taken without the approval of the Company's shareholders if such approval is required by any applicable law or the rules of any national securities exchange or system on which the Common Stock is then listed or reported.

     11. RESTRICTIONS ON TRANSFER OF SHARES. Any shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of shares generally.

     12. VESTING UPON CHANGE IN CONTROL. Upon a Change in Control, any then outstanding Options held by Optionees shall become fully vested and immediately exercisable. Furthermore, if provided in an Option Agreement, upon a Change in Control, the Optionee shall have the right to sell the Option back to the Company for an amount generally equal to the excess of the Fair Market Value of the Common Stock subject to the Option over the Option Price, provided that such payment does not adversely affect the ability of the Company to use the pooling-of-interests accounting method in respect of any proposed transaction in connection with a Change in Control.

     13.  EFFECTIVENESS AND TERMINATION OF THE PLAN.

          (a) EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board. The Plan shall be rescinded and all Options granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved

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by the holders of a majority of the outstanding Common Stock present or represented and entitled to vote on the Plan at a shareholders' meeting,

          (b) TERMINATION DATE. The Plan shall terminate on the earliest to occur of (i) the date when all the Common Stock available under the Plan shall have been acquired through the exercise of Options granted under the Plan, (ii) 10 years after the date of adoption of the Plan by the Board or
(iii) such other date as the Board may determine.

     14. NO GRANTING OF EMPLOYMENT RIGHTS. Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to receive Options under the Plan nor shall an award of Options under the Plan be construed as giving any Employee any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, with or without cause, any Employee's employment at any time, except as may otherwise be provided by a written agreement between the Company and the Employee.

     15. GOVERNING LAW. The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of Nevada and shall be construed in such a fashion that all Incentive Options shall qualify as "incentive stock options" within the meaning of section 422 of the Code.

DATED:                  , 1999
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                                        LIGHTTOUCH VEIN & LASER, INC.

                                        By: /s/ Gregory Martini
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                                        Title:  President of LightTouch Nevada
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